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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                    May 25, 2007


Diamond Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)


New Jersey                            0-17953                    22-2748019
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)


800 Tucker Lane, Walnut, California                                91789
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 4.01.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(1)      Change of Principal Accountants

         (i) On May 25, 2007, Diamond Entertainment Corporation informed PMB + Helin Donovan, LLP ("PMB +HD") (the "Former Accountants") that they were dismissed and that Diamond Entertainment had retained new principal accountants.

                  a) We are required to file this Form 8-K as notification that Bernstein & Pinchuk, LLP succeeds PMB + HD.

         (ii) PMB + HD's report on our consolidated financial statements as of and for the fiscal years ended March 31, 2005 and 2006, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report modified as to audit scope or accounting principles, but were modified for going concern (see below).

                  (a)      Fiscal Year 2006 going concern modification:

                           The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring losses from operations, negative cash flows from operations, a working capital deficit and is delinquent in payment of certain accounts payable. Moreover, the Company may have difficulty raising additional equity capital prior to increasing the number of authorized shares the reasons discussed above. These matters raise substantial doubt about the Company's ability to continue as a going concern. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the Company, which, in turn, is dependent upon the Company's ability to continue to raise capital and generate positive cash flows from operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence.

         (iii) The decision to change auditors was recommended by the Board of Directors.

         (iv) Neither of the reports of PMB + HD on the Company's financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

                  (a) During the Company's two most recent fiscal years and through December 31, 2006, there were no disagreements with PMB + HD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB + HD, would have caused them to make reference thereto in their reports on the financial statements for such years.

                  (b) During the Company's two most recent fiscal years and through December 31, 2006, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(b)).


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         (v)      The Company has requested that PMB + HD furnish it with a
                  letter addressed to the Securities and Exchange Commission stating whether or not PMB + HD agrees with the above statements. A copy of PMB + HD's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

         (vi) During the Company's two most recent fiscal years and through December 31, 2006 neither the Company, nor anyone on its behalf, consulted with Bernstein & Pinchuk, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(b) of Regulation S-b).

         (vii) We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of Bernstein & Pinchuk, LLP as our independent registered auditor and no member has disapproved of this appointment.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS
----------       ---------------------------------

(a)      Financial statements of businesses acquired.

         None

(b)      Pro forma financial information.

         None

(c)      Shell company transactions.

         None

(d)      Exhibits

         16    Letter regarding change in certifying accountant.



Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


/s/ James Lu                                                 Date
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 James Lu - Director                                         May 30, 2007


/s/ Dr. Mulugetta Bezzabeh                                   Date
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Dr. Mulugetta Bezzabeh -  Director                           May 30, 2007


/s/ Howard Becker                                            Date
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Howard Becker - Director                                     May 30, 2007


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